UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       May 25, 2001                                              0-14871
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 (Date of earliest report)                              (Commission File Number)

                             ML MEDIA PARTNERS, L.P.
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             (Exact name of Registrant as specified in its charter)

           New York                                              13-3221085
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(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                             Identification No.)

4 World Financial Center, 26th Floor, New York, New York                10281
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(Address of principal executive offices)                             (Zip Code)

                                (800) 288-3694
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             Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if change since last report)


Item 5.  Other Events.


     Registrant has declared an aggregate cash distribution of $65.90 per $1,000 unit of limited partnership interest ("Unit"), (less applicable state and federal withholding taxes), payable on May 29, 2001 to those persons who were limited partners of Registrant on the record dates referred to below. The total amount to be paid to limited partners will be $12,388,805. In addition, a cash distribution of $125,139 will be paid to the General Partner representing its 1% share of the total amount distributed. The funds for the May 29, 2001 distribution have been derived from the: (i) release of escrow from the sale of the Connecticut Stations (WEBE-FM and WICC-AM); (ii) release of escrow from the sale of the Cleveland Station (WQAL-FM); and (iii) amounts released from certain reserves previously established upon the sale of the Anaheim Stations (KORG-AM and KEZY-FM), Cleveland Station and Connecticut Stations. In accordance with the terms of Registrant's Second Amended and Restated Agreement of Limited Partnership, as amended, after accounting for certain expenses of Registrant, funds from discharged escrowed proceeds are distributed to partners of record as of the date of their release and funds from released reserves established in connection with certain sales are distributed to partners of record as of the date of their release (the date when Registrant determines such reserves are no longer necessary), rather than to partners of record on the date of such sale.

     Accordingly, the limited partners' portion of such distribution is composed of the following: (i) $7.80 per Unit (totaling $1,466,353) from the release of escrow from the August 31, 1999 sale of the Connecticut Stations, which will be paid to partners of record as of January 24, 2001; (ii) $5.20 per Unit (totaling $977,569) from the release of escrow from the January 28, 1999 sale of the Cleveland Station, which will be paid to partners of record as of February 5, 2001; and (iii) $52.90 per Unit (totaling $9,944,883) from amounts released from reserves established in connection with the January 4, 1999, January 28, 1999 and August 31, 1999 sales of the Anaheim Stations (KORG-AM and KEZY-FM), Cleveland Station and Connecticut Stations, respectively, which will be paid to partners of record as of April 30, 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ML MEDIA PARTNERS, L.P.

                                            BY: Media Management Partners,
                                                General Partner

                                            BY: ML Media Management Inc.

Dated: May 25, 2001                         BY: /s/Diane T. Herte
                                                -----------------
                                                Diane T. Herte
                                                Vice President and Treasurer